SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): August 18, 1997





                                SIS Bancorp, Inc.
               (Exact name of registrant as specified in charter)




   Massachusetts                    000-20809                   04-3303264
  (State or other                (Commission file             (IRS employer
  jurisdiction of                    number)               identification no.)
  incorporation)


   1441 Main Street, Springfield, MA                             01102
(Address of principal executive offices)                       (Zip code)

                                 (413) 748-8000
               Registrant's telephone number, including area code


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Item 5. Other Events

         On August 18, 1997, SIS Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") which provides for, among other things, the acquisition (the "Acquisition") of Glastonbury Bank and Trust Company ("Glastonbury") by the Company.

         In connection with the Acquisition, the Board of Directors of the Company has rescinded its prior authorization, granted in January of 1997, for the Company to repurchase up to 286,180 shares of its common stock, effective immediately. In the event that the Acquisition is not consummated, the Company's Board of Directors would consider reinstating the share repurchase program.

         Glastonbury's executive officers and directors, who, according to Glastonbury's 1997 proxy statement, hold 428,037 shares of Glastonbury common stock, or approximately 23.39% of the currently outstanding shares of Glastonbury common stock, have agreed in a separate letter agreement to vote all of their shares in favor of the Acquisition Merger and against any other competing transaction.

         A copy of the Company's news release relating to the Acquisition is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

         The Company has scheduled a telephonic meeting with financial analysts and others with respect to the Acquisition. Certain financial and other information prepared for dissemination during such meeting is filed as Exhibit
99.2 to this report.

      Cautionary Statements Relating to Certain Forward Looking Statements

         This Current Report and the exhibits filed herewith contain certain forward-looking statements, including, but not limited to, statements concerning plans, objectives, future events or performance, assumptions and statements relating to cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the Acquisition as well as other statements which are other than statements of historical fact. The Company cautions readers that the following important factors, among others, may have affected and could in the future affect, the Company's actual results and could cause the Company's actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company herein.

         Economic Conditions and Real Estate Risk. The Company's lending operations are concentrated primarily in western Massachusetts and Glastonbury's lending operations are concentrated in central Connecticut. As a result, the financial condition and results of operations of the combined company will be subject to the effects of changes in the business cycle and downturns in the local, regional and national economies, as well as other general economic conditions, particularly, conditions that may affect residential real estate and commercial lending in the market areas specified above. In an economic downturn, there also tends to be a run-off in

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deposits.   If  economic  conditions  in  the  combined  company's  market  area deteriorate, the combined company may not be able to originate the volume of high quality residential mortgage loans and/or loans to small and medium-sized businesses or achieve the level of deposits on which the forward-looking statements are based.

         The Connecticut economy and its real estate market have showed signs of stabilization over the past two years from the recessionary levels of the early 1990's. Consequently Glastonbury's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding Glastonbury's results of operations assume that the Connecticut economy and real estate market will remain stable. A worsening of current economic conditions or a significant decline in real estate values in Connecticut could cause actual results to vary materially from the forward-looking statements.

         Similarly, the Massachusetts economy and its real estate market showed signs of recovery beginning in 1994 from earlier recessionary levels, and consequently the Company's delinquencies, non-performing assets and loss provisions improved from earlier periods. The forward-looking statements regarding the Company's results of operations assume that the Massachusetts economy and real estate market will remain stable. A worsening of current
economic   conditions  or  a  significant  decline  in  real  estate  values  in
Massachusetts could cause actual results to vary materially from the forward-looking statements.

         Interest Rate Risk. The Company and Glastonbury both realize their income principally from the differential between the interest earned on loans and investment securities and the interest paid on deposits and borrowings. The net interest spreads of each organization are affected by the difference between the repricing characteristics of their interest-earning assets and interest-bearing liabilities. Loan and investment volumes and yields, deposits and borrowings are also affected by market interest rates. Changes in interest rates could cause the combined company's earnings to vary materially from the forward-looking statements.

         Operational Issues. The forward-looking statements utilize Glastonbury's internal estimates of growth and results of operations and generally make no provision for any possible negative effects of the Acquisition. In addition, the forward-looking statements estimate certain cost savings from the consolidation of various "back office" functions of the two companies, which may not materialize or which may be delayed as a result of difficulties in consolidating such functions. To the extent that events differ from the assumptions, actual results of operations may vary materially from the forward-looking statements.

         The ability of the combined company to operate efficiently, at least in the short term, will be enhanced by the ability to retain certain existing management personnel. If the Company is not able to retain certain key management personnel of Glastonbury, the intended consolidation of the "back office" functions of the two companies may be more time-consuming, difficult and expensive, and may negatively affect the predicted cost savings.


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



         The forward-looking statements assume that the deposit base of both the Company and Glastonbury will remain substantially intact pending the Acquisition and will grow at historical rates following the Acquisition. To the extent that the change in ownership of Glastonbury or other factors result in either a temporary or long-term loss of deposits, actual results of operations may vary materially from the forward-looking information presented.

         Competition. The Company and Glastonbury both face significant competition in their respective markets. Increasing consolidation within the banking and financial services industry, as well as increased competition from larger regional and out-of-state banking organizations and nonbank providers of various financial services, may adversely affect the combined company's ability to meet its financial goals. Many of these large competitors have more significant financial resources, larger market share and greater name recognition in the market area served by the combined company than the combined company will itself have. The existence of such competitors may make it difficult for the combined company to achieve the financial goals reflected in the forward-looking statements.

         Laws and Regulations. The businesses of the Company and Glastonbury are subject to federal and state regulation. Changes in laws and regulations, including federal and state banking laws and regulations, with which the Company and its subsidiaries must comply, and the associated costs of compliance with such laws and regulations, could cause actual results to vary from the forward-looking statements. Changes in accounting policies and practices, as may be adopted by applicable regulatory agencies as well as by the Financial Accounting Standards Board, or in the Company's post-closing organization, compensation and benefit plans also could cause actual results to vary from the forward-looking statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     News Release of the Company, dated August 18, 1997

         99.2     Analyst Meeting Materials.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SIS Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIS BANCORP, INC.


Date: August 18, 1997             By:/s/ John F. Treanor
                                       Name:   John F. Treanor
                                       Title:  Executive Vice President
                                               and Chief Financial Officer








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